UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 9, 2005


                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  1-11165                               43-1470322
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          (Commission File Number)            (IRS Employer Identification No.)


              12 East Armour Boulevard
                 Kansas City, Missouri                      64111
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         (Address of Principal Executive Offices)        (Zip Code)


                                 (815) 502-4000
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05   Costs Associated with Exit or Disposal Activities.

         On June 9, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that, as part of its continuing efforts to address its revenue declines and high-cost structure, it plans to consolidate operations in its Northern California Profit Center ("PC") by closing two bakeries in San Francisco and consolidating production routes, depots and thrift stores. The Company issued Worker Adjustment and Retraining Notification, or WARN, notices to workers in the Northern California PC on the same date. The Company expects to complete the consolidation by August 22, 2005, subject to bankruptcy court approval. The consolidation is expected to affect approximately 650 workers.

         The Company's preliminary estimate of charges to be incurred in connection with the Northern California PC consolidation is approximately $13.5 million, including approximately $6.0 million of severance charges, approximately $2.5 million of asset impairment charges and approximately $5.0 million in other charges. The Company further estimates that approximately $11 million of such costs will result in future cash expenditures. In addition, the Company intends to spend approximately $3 million in capital expenditures and accrued expenses to effect the consolidation. In addition to the asset impairment charges discussed above, the Company also expects to recognize charges to intangible assets related to trademarks and trade names that will be impaired as a result of the consolidation of operations announced today. The Company is not able to provide an estimate of these changes currently.

Item 2.06   Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's preliminary estimate of non-cash asset impairment charges to be incurred in connection with the Northern California PC consolidation, related primarily to write-downs of machinery and equipment to their estimated fair values, is approximately $2.5 million. In addition, the Company also expects to recognize charges to intangible assets related to trademarks and trade names that will be impaired as a result of the consolidation of operations announced today. The Company is currently unable in good faith to make a determination of an estimate of these charges.

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
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     99.1         Interstate Bakeries Corporation press release dated
                  June 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2005                      INTERSTATE BAKERIES CORPORATION


                                        By:  /s/ Ronald B. Hutchison
                                             --------------------------------
                                             Ronald B. Hutchison
                                             Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Interstate Bakeries Corporation press release dated
                  June 9, 2005.